[PHOTO OMITTED]
PHOTO OF MARIO J. GABELLI, CFA OMITTED



THE
GABELLI
EQUITY
INCOME
FUND



                                                            FIRST QUARTER REPORT
                                                               DECEMBER 31, 2001

                         THE GABELLI EQUITY INCOME FUND

                              FIRST QUARTER REPORT

                              DECEMBER 31, 2001(A)

                                [GRAPHIC OMITTED]
                          GRAPHIC OF FOUR STARS OMITTED


      MORNINGSTAR RATED[TM] GABELLI EQUITY INCOME FUND 4 STARS OVERALL AND
       FOR THE THREE, FIVE AND TEN-YEAR PERIODS ENDED 12/31/01 AMONG 4823,
                3165 AND 898 DOMESTIC EQUITY FUNDS, RESPECTIVELY.



TO OUR SHAREHOLDERS,

      A strong fourth quarter rally helped the leading market indices regain the ground lost in September following the shocking terrorist attacks on America. Despite the market's strong showing in the fourth quarter, the Standard & Poor's ("S&P") 500 Index closed the year with an 11.89% loss. The Dow Jones Industrial Average posted a more modest 5.42% decline while the Nasdaq Composite Index plunged 21.05%. Of the most widely followed market barometers, only the small-cap Russell 2000 Index finished the year with a positive return. The Gabelli Equity Income Fund (the "Fund") fell 0.88% in this challenging market.

INVESTMENT PERFORMANCE

      For the quarter ended December 31, 2001, the Fund rose 5.14% after adjusting for the $0.22 per share dividend paid on December 20, 2001. The S&P 500 Index, the Nasdaq Composite Index, and the Lipper Equity Income Fund Average rose 10.68%, 30.13%, and 7.48%, respectively, over the same period. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund fell 0.88% for 2001. The S&P 500 Index, the Nasdaq Composite Index, and the Lipper Equity Income Fund Average declined 11.89%, 21.05%, and 5.65%, respectively, over the same twelve-month period.

      For the three-year period ended December 31, 2001, the Fund's total return averaged 6.46% annually. The Lipper Equity Income Fund Average had an average annual return of 1.79%, while the S&P 500 Index and the Nasdaq Composite Index had average annual declines of 1.03% and 3.83%, respectively, over the same three-year period. For the five-year period ended December 31, 2001, the Fund's total return averaged 11.68% annually versus average annual total returns of 10.70%, 8.60%, and 8.13% for the S&P 500 Index, the Nasdaq Composite Index, and the Lipper Equity Income Fund Average, respectively. Since inception on January 2, 1992 through December 31, 2001, the Fund had a cumulative total return of 243.77%, which equates to an average annual total return of 13.14%.




--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [copyright]2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 12/31/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics.

INVESTMENT RESULTS (a)(c)

--------------------------------------------------------------------------------------------------------------
                                                               Calendar Quarter
                                                  -------------------------------------------
                                                    1ST         2ND         3RD        4TH           YEAR
                                                    ---         ---         ---        ---           ----
  2001:   Net Asset Value ......................  $14.50      $15.07     $13.88       $14.37        $14.37
          Total Return .........................   (2.3)%       4.4%      (7.5)%        5.1%         (0.9)%
--------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ......................  $15.86      $15.86     $16.35       $14.91        $14.91
          Total Return .........................    0.8%        0.8%       3.8%         5.6%         11.3%
--------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ......................  $16.39      $18.26     $17.58       $15.80        $15.80
          Total Return .........................   (1.5)%      11.7%      (3.4)%        2.8%          9.3%
--------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ......................  $17.70      $17.72     $15.97       $16.70        $16.70
          Total Return .........................   10.1%        0.5%      (9.7)%       12.7%         12.6%
--------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ......................  $14.27      $16.03     $17.39       $16.12        $16.12
          Total Return .........................    1.2%       12.7%       8.8%         3.0%         27.9%
--------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ......................  $13.47      $13.54     $13.81       $14.16        $14.16
          Total Return .........................    5.5%        1.0%       2.5%         8.0%         17.9%
--------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ......................  $11.56      $11.99     $12.65       $12.84        $12.84
          Total Return .........................    8.5%        4.3%       6.1%         6.9%         28.3%
--------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ......................  $11.26      $11.08     $11.54       $10.72        $10.72
          Total Return .........................   (2.2)%      (0.8)%      4.9%        (0.7)%         1.1%
--------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ......................  $11.35      $11.72     $12.15       $11.57        $11.57
          Total Return .........................    7.4%        3.8%       4.2%         1.5%         17.9%
--------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ......................  $10.19      $10.36     $10.40       $10.64        $10.64
          Total Return .........................    2.4%(b)     2.3%       1.1%         3.7%          9.8%(b)
--------------------------------------------------------------------------------------------------------------




   Average Annual Returns - December 31, 2001 (a)
----------------------------------------------------
  1 Year ..................................  (0.88)%
  5 Year ..................................  11.68%
  Life of Fund (b) ........................  13.14%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.
--------------------------------------------------------------------------------


COMMENTARY

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. As is our custom, we are including selected comments of Mario Gabelli from BARRON'S 2002 Roundtable.



[LOGO OMITTED]
LOGO OF TRIANGLE OMITTED

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                                    BARRON'S
                                   ROUNDTABLE

                                 MARIO GABELLI

                               CHAIRMAN AND CHIEF
                               INVESTMENT OFFICER
                          GABELLI ASSET MANAGEMENT INC.

                       (THE FOLLOWING HAS BEEN EXCERPTED:)

                                PAST AND PRESENTS

Somewhere between these quasi-extremes lies the stuff of which markets are made -- the soaring hopes and quotidian ticks that separate legendary from forgotten investors. That's the stuff we explored for hours upon hours two weeks ago, with 11 of the planet's legendary investment pros and pundits, members all of this year's Barron's Roundtable.

Mario Gabelli of Gabelli Asset Management, rounds out this week's list of luminaries, although his generous musings and snappy asides enliven every Roundtable issue. This year Mario left his loony props home (anyway, tulips are sooooo 20th century). But his unparalleled knowledge of media moguls and their temperamental shares is on full and amusing display.
                                                             -- LAUREN R. RUBLIN

BARRON'S:  Mario, you're up.

GABELLI: Let me point out some qualitative elements. You'll have very good unit volume in 2002. GDP will be up 3%-4%. Productivity gives you a big bounce, given the absence of inventory reduction. For example, GM's actions caused one million cars to be cleaned out of industry inventories. So even with much lower retail sales, production can go up. Secondly, consumers get all the benefits I talked about. They're going to feel good when they get that weekly pay check, where the 2001 tax cuts will finally show up. Just like I feel good when I go out to buy gas. I filled up yesterday for $1.09.

SCHAFER: The whole car?

GABELLI: Then there's what I call the kitchen sink. Corporations not only write off things -- everything including the kitchen sink -- but deliberately do things like reduce production schedules. That is going to reverse itself in 2002. FASB 142 [a new accounting rule that allows companies to quickly write off goodwill] is going to add about 15% to reported earnings. A whole bunch of things will accelerate reported earnings in 2002.

It's nice to know whether S&P operating earnings will be $53 or $58 or $43 or $55 this year. But what about the growth rate beyond 2002, when you normalize the recovery? I look at GDP on a global basis, and my map says 6%-8% profit growth.

GABELLI: To recap, corporate profits will be up very sharply in 2002. Companies everywhere keep cutting costs. Interest rates will go up toward the end of the year, so overall the market will make very little progress. You will also see a lot of deals, particularly in smaller companies, as large companies try to accelerate top-line growth. Without the amortization of goodwill, the propensity to do deals will increase. That's our roadmap -- a lot of little dots that will help specific industries and companies.

Q: WHAT ABOUT IDEAS!

Before I go into stock specifics, though, here's a look at my Hall of Shame. I want to keep Carter Wallace in it, for the hideous way they've treated shareholders. I'd like to add WILLAMETTE INDUSTRIES [Timber rival WEYERHAEUSER has made a hostile bid for the company.]

WITMER: You don't think they're just playing hard to get for a higher price?

GABELLI: Yes, of course they are. But it would have been a lot easier if they didn't have these poison pills. Generically they should be eliminated.

WITMER: They want a couple more dollars.

GABELLI: Absolutely, and they will get it. Meanwhile the stock is back to 46 or 45.

WITMER: So it is a buy, right?
--------------------------------------------------------------------------------

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GABELLI:  Yes, but I am not  recommending it here.  That's a different  subject.
We've seen a round of consolidation in the gas and electric areas over the past several years. Last year there were problems in the California energy market. The independent power producers had problems toward the end of the year. With ENRON and all, things got very confused. In 2002 we think you'll see a reactivation of transactions. I am recommending two companies in this area. One is CH ENERGY GROUP, which operates in New York State. It is the hole in the donut. CH Energy has approximately 16.3 million shares. If you look at a map of New York you will see CON EDISON moving north, through Orange and Rockland counties. CH, or Central Hudson is right next door. Last year the merger of ROCHESTER GAS and ENERGY EAST was approved. NIAGARA MOHAWK is going to be bought by NATIONAL GRID. This is the last independent in a state with consolidation. The company has approximately $300 million in debt and about $300 million in cash, which it got from selling off some of its businesses. It's got a GAAP [generally accepted accounting principles] book value of around $500 million, and statutory book for rate-base purposes of around $250 million. They will earn about $1.75 a share on their rate base and add another dollar to earnings from their oil-delivery business. We think this company is sold at 50% over its current price. Meanwhile you're getting a 5% dividend yield.

WITMER: What is the current price?

GABELLI: It's $44 a share. The operating area is between New York City and Albany. My second company is SOUTHWEST GAS, which I recommended in the past. It operates in Phoenix and Las Vegas. The stock is around 21, and there are about 33 million shares. We think Southwest will get taken out at a price in the mid-30s. Meanwhile on an 82-cent dividend you've got a decent return of about 4%. That provides some kind of ballast.

There were also a lot of transactions last year in cable networks. DISNEY bought FAMILY CHANNEL, and VIACOM bought BLACK ENTERTAINMENT. I want to talk about RAINBOW MEDIA. There is a pot of gold at the end of this Rainbow. The stock trades on the New York Stock Exchange for around 25. There are 131 million shares. This was spun off as a tracking stock from CABLEVISION, and includes the American Movie Classics channel, Bravo and Women's Entertainment, which was formerly the Romance Channel. AT&T had owned 24.5 million shares, and dumped the stock about two months ago as part of its liquidity needs. That stock was sold around 22-23, and has been floating up. The Dolan family owns 21 million of the B shares, which have 10 votes. GE, which is NBC, owns 44 million shares and the rest of us cable shareholders own the balance. Rainbow Media is worth somewhere around 39 today, based on the metrics of comparable companies. We think that grows over the next 3-4 years. Cash flow goes from about $250 million to a billion dollars. There is very little debt. They may have to buy out MGM. The question is, how is Cablevision going to monetize this asset? Meanwhile it is going to grow nicely over the next several years. So Rainbow has a pot of gold at the end of it, and we are buying.

Q: WELL, WHO DO YOU THINK IS GOING TO BUY IT?

GABELLI: Everybody wants it.

MACALLASTER: Maybe [Chairman Charles] Dolan wants it.

GABELLI: I think he will spin off. According to my script he will spin it off with Madison Square Garden and James Dolan [Charles Dolan's son] will run that. That includes the Knicks, the Rangers, the Rockettes, and so on. My second company in the same area is E.W. SCRIPPS. I'm going to talk about three companies in Cincinnati. So those portfolio managers who like to take day trips, Cincinnati is in Ohio.

NEFF: Are you being thematic?

GABELLI: No, just coincidental. Not to keep you in suspense, the others are BROADWING, which has been depressed to 10 from 40, and CHEMED.

MACALLASTER: How about CINCINNATI FINANCIAL?

GABELLI: You had your chance! Scripps' symbol is SSP, and it trades on the New York Stock Exchange. There are 81 million shares. The company is in three terrific areas -- newspapers, television and cable networks. The part that I like is cable networks. The cable networks, for you unwashed, are Home & Garden and the Food Network, and the company is starting up two new ones. We think Scripps is worth over $100 a share.

Q: WHERE IS THE STOCK SELLING NOW?

GABELLI: Around 65-66. The catalyst is a change in the rules by which television and newspapers are regulated. Right now, in theory, as a newspaper you can't have a TV in the same market. We think that rule will change. There will be consolidation in a market and consolidation among TV and newspaper operators.

Q: THIS COMPANY HAS ALREADY MADE ACQUISITIONS.

GABELLI: They have a temporary waiver. Tribune had an exemption when it bought Times Mirror in southern California. You cannot have newspaper/television cross-ownership in the same market under today's rules, though some companies have been grandfathered in. Scripps becomes a yummy because it has wonderful newspapers in markets in which companies want to own properties. Cash flow is terrific. Cash flow is extraordinarily positive today, and becomes even more positive. Cash builds up significantly over the next five years.

Q: APPARENTLY YOU'RE LOOKING FOR A QUICK UPTICK IN ADVERTISING.

GABELLI: I'm in the camp that says you have a consumer-led economic recovery. There is a historic correlation between companies like P&G, earnings, consumer expenditures and advertising. The advertising pricing structure has been damaged in this cycle, but it will recover. And it will do quite well over the next two or three years. Comps [ad-revenue comparisons] will be very easy year to year.

Something exceptional happened: Internet advertising swallowed an awful lot of ad space, but now it's nonexistent.

GABELLI: The last dot.commer disappeared with Super Bowl 2000 and Pets.com. That engine is gone. But you don't need the engine. In 1971 tobacco advertising was taken off the air. Broadcasters lost 6% of ad revenues. Internet advertising also created a blip. The problem, however, is that there were other blips that came at the same time, and the sag was substantial. The advertising media pie, which is around $450 billion, will grow again on a secular basis by 5%, 6%, 7%. That recov-
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ery will become very visible starting in the next couple of quarters.

BLACK: I used to own Scripps. We sold it at around 63.

GABELLI: You sold it to me. Sell me more.

BLACK: Mario it's about 13 times enterprise value, which is the most expensive of all the combination newspapers/broadcasters.

GABELLI: My third media recommendation is Liberty Media. The stock is 14, there are 2.6 billion shares outstanding, and a $35 billion market cap. This is a preferred way to participate in all of distribution. They are interconnected with everyone. This is preferred programming basket, like the Asia Fund run by Morgan Stanley or the Africa Fund. You are buying at a discount a collection of assets that is very valuable. [Liberty Chairman John] Malone can energize them and trade pieces, and he does it tax-efficiently.

Returning to Cablevision, I bought a lot more when AT&T sold it. There are 175 million shares, and the Dolan family owns 42 million shares. I couldn't think of a better partner, because they come to work every day and make sure that they grow the franchise and protect it. And one way to protect it is to get the money they need. They are going to have to raise about a billion dollars to fund the conversion to digital cable. Hopefully they will do something creative with their Wiz unit, maybe merge it into Circuit City. They'll keep the theaters. From an EBITDA standpoint, my estimate for 2002 is $1.2 billion, and that will grow to about $2 billion by 2005. So cash flow becomes very positive three years out. They have skinnied the company down to one area -- New York. I was concerned that when [AOL TIME WARNER CEO] Jerry Levin retires and Dick Parsons becomes CEO, he will not be as passionate about owning Cablevision. But with COMCAST buying AT&T's cable properties, when the dust settles either CHARTER or COX COMMUNICATIONS or AOL will step up.

MACALLASTER: Would the government let Time Warner buy Cablevision?


GABELLI: The issue is, will they allow a cable/television cross-ownership situation? If so, Time Warner would go after a big television distribution company, which it doesn't have.


             GABELLI'S PICKS

COMPANY          SYMBOL   PRICE (1/7)
--------------------------------------------
CH ENERGY GROUP   CHG       $44.72
--------------------------------------------
SOUTHWEST GAS     SWX        22.60
--------------------------------------------
RAINBOW MEDIA     RMG        26.00
--------------------------------------------
E.W. SCRIPPS      SSP        68.55
--------------------------------------------
LIBERTY MEDIA     L          14.86
--------------------------------------------
CABLEVISION       CVC        46.93
--------------------------------------------
MEDIA GENERAL     MEG        49.82
--------------------------------------------
PAXSON COMMUN     PAX        10.40
--------------------------------------------
LIBERTY           LC         41.51
--------------------------------------------
BROADWING         BRW        10.55
--------------------------------------------
CHEMED            CHE        34.06
--------------------------------------------
GAYLORD ENTMT     GET        24.49
--------------------------------------------
GRUPO TELEVISA    TV         42.51
--------------------------------------------

SOURCE: BLOOMBERG


In the broadcasting area there will be another round of consolidation. Meryl recommended Media General last year and I echo it. It's $50 a share, with 23 million shares or a $1.2 billion of market value, and about $800 million of debt. It's not exceptionally well-managed. However, the company has a TV/newspaper combination in Tampa, Florida, that is very attractive. They have some other properties. Over the next 3-4 years earnings will explode to about $4 a share. Maybe we'll get lucky, and get $130 a share for this one.

Q: ANY OTHER MEDIA STORIES?

GABELLI: I was visiting with PAXSON COMMUNICATIONS the other day. Paxson has TV stations which cover about 80% of the U.S. population in terms of TV coverage. The stock is 10. NBC owns a call and warrants, and preferred stock, that gives them 50% of the company. In the fall NBC announced they were buying Telemundo. That could cause some major problems with Paxson because of the FCC's duopoly rules. Clearly, Paxson is for sale. The question is, at what price. They've refinanced debt, and cash flow is about breakeven.

Q: HOW LONG DO YOU HAVE TO WAIT?

GABELLI: You've got about 18 months. I think the FCC changes the rules and allows cross-ownership and duopoly. Paxson is going to come to grips with the fact that NBC bought Telemundo. The ideal thing for Paxson would be for NBC to sell back its position, unwind it.

One last media pick is LIBERTY CORP. LC sells for 41. It's located in South Carolina and is worth about 60. It's got a bunch of TV stations, no debt. However, I have to point out that I am in litigation with the company.

Q: WHAT ARE YOU SUING THEM FOR, OR IS IT THE OTHER WAY AROUND?

GABELLI: They sold an insurance company to ROYAL CANADA. We thought we would vote for the deal only on the premise that they would do a large share buyback, and we asked for dissenters' rights. Now, this is Mario Gabelli, Gabelli Asset Management, in South Carolina courts asking for the dissenters' rights.

Let me give you the Broadwing story. About 3-4 years ago this was known as Cincinnati Bell. It operates the telephone company in Cincinnati, and Ameritech surrounded the territory much like Rochester Telephone was surrounded in upstate New York, or Southern New England Telephone in Connecticut. The company spun off CONVERGYS. Then it bought a company called IXC. Broadwing went to 40 on the hype. Now it has dropped to $10. With 218 million shares, symbol is BRW on the New York Stock Exchange, you are paying $2.2 billion. Debt is a couple of billion dollars. The telephone business, which ALLTEL wants, is still vibrant, and we think it's worth the entire market cap of the company. So you get the balance of the business for free. We think they will sell their yellow-page business, and maybe their wireless business. We hope the board wakes up and says, `Hey, you had a shot and the strategy didn't work. Let's sell to Alltel or Southwest Bell.' In which case we think the company is worth around $17-$18 today, and that that value will grow. Capital expenditures are coming down sharply, and EBITDA in the telephone business gives you a cushion. This is a beat-up stock and there will be another round of consolidation.

MACALLASTER: Does Broadwing pay a dividend?

GABELLI: I don't know. Unlike Ralph Nader I don't think dividends are important. I think he is barking up the wrong
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
tree. It would sap the intellectual energy of Microsoft to pay a dividend.

SAMBERG: They are better off putting the money into Gabelli & Co.

GABELLI: I agree with that. My third company in Cincinnati is Chemed. It has 10 million shares and the stock is 33. You know this company as Roto-Rooter.

COHEN: Let's all sing the song.

CHORUS: Away goes trouble down the drain!

Q: WE TAKE IT YOU KNOW THE PRODUCT.

GABELLI: Roto-Rooter is a wonderful business. Chemed has two or three other businesses. I think they are going to continue to sell off these businesses, which should generate $50 million-$70 million. Earnings are about $1.70, but there is another part of the story that's intriguing to me. Chemed has about a $37 million investment in a company called VITAS HEALTHCARE, a hospice company. I was reading the Odyssey Health Care prospectus and they listed Vitas as their main competitor. I can't get a lot of information, but I'm under the impression that Vitas may be going public, that Chemed will monetize this investment. So pro forma, when the dust settles, they sell off healthcare, they monetize their Vitas position, and you wind up with a company with $100 million of cash, $10 a share, no debt. Roto-Rooter is a good cash generator.

Next, GAYLORD ENTERTAINMENT. It's in Nashville. It has two businesses today, and 33 million shares at $25 each. Gaylord operates Opryland Hotel, and next month opens a new convention-oriented hotel in Orlando, Florida. They have a hotel in Dallas, too. They also own a country music company, which is very attractive. Former management did everything wrong. Now there's a new team. We think the company is worth 45 to 50.

Q: IS THAT ALL?

GABELLI: I've got one more. The census that came out in August of 2000 revealed a major bulge in the Spanish-speaking population in the United States. It's the fastest-growing population which was a surprise to the bureaucrats in
Washington. There are 39 million Hispanics, up from 23.7 in 1990. I'm recommending GRUPO TELEVISA. It's based in Mexico City and dominates the Mexican television market. Think ABC, CBS and NBC all in one. It has 151 million shares, trading at $41, and a $6.3 billion market cap. It's got about a billion dollars of hidden assets net of debt, primarily UNIVISION stock. There's about $700 million of EBITDA that's growing at a double-digit rate. It is a software and programming juggernaut for the Spanish market.

Q: THERE MUST BE A SPANISH WORD FOR JUGGERNAUT.

GABELLI: It is called telenovelas [Spanish-language TV soap operas]. Univision gets the bulk of its programming from telenovelas. It is growing substantially, and for every dollar of advertising revenue it gets, 11% goes to Televisa because they supply the programming. In addition, Mexico doesn't have the same economic advantages as India, or China. But it has very close access to U.S.
markets. If you have a hundred million people there, and a population that is going to grow better than the U.S. average over the next 10 years, and [Mexican President] Vicente Fox hopefully surviving and making structural changes in the country, companies like Televisa can do extraordinarily well.

SAMBERG: (Holds aloft a hand-held device.) So, Mario, how much do you think AOL took as a charge-off? [The news about AOL Time Warner's huge fourth-quarter charge had just crossed the wires.]

GABELLI: Well, not as much as JDS UNIPHASE.

SAMBERG: You are wrong. $40-to-$60 billion. This could be bigger than JDSU. [Last summer JDS Uniphase wrote off roughly $51 billion.]

GABELLI: So, do you want to have a high-low bet?

SAMBERG: When somebody says 40 to 60 it is usually 60.

Q: AT A MINIMUM.

GABELLI: They have a market cap of $140 billion.

FABER: Used to have.

GABELLI: Anyway, I'm done. I picked 13 stocks.

THANK YOU, MARIO.[block bullet]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   EARNINGS + INTEREST RATES + MR. MARKET = ?

BACK
TO
BASICS

[GRAPHIC OF BOOK ENTITLED "SECURITY ANALYSIS" OMITTED.]
1934 [photo omitted]
BENJAMIN GRAHAM             DAVID L. DODD

[GRAPHIC OF BOOK ENTITLED "THE INTELLIGENT INVESTOR" OMITTED.]
1949 [photo omitted]
BENJAMIN GRAHAM

[GRAPHIC OF BERKSHIRE HATHAWAY ANNUAL REPORT OMITTED.]
1951 [photo omitted]
WARREN E. BUFFETT

[GRAPHIC OF BOOK ENTITLED "SECURITY ANALYSIS" OMITTED.]
1988 [photo omitted]
ROGER F. MURRAY

[GRAPHIC OF BOOK ENTITLED "VALUE INVESTING" OMITTED.]
2001 [photo omitted]
BRUCE C. N. GREENWALD

--------------------------------------------------------------------------------
EARNINGS, INTEREST RATES, INVESTOR PSYCHOLOGY AND THE STOCK MARKET
PREPARED FOR CIGAR AFICIONADO, BY MARIO J. GABELLI
             ----------------

The stock market, as represented by popular indices such as the Dow Jones Industrials or Standard & Poor's 500, can be viewed both as a snapshot and as a motion picture. A recent snapshot has captured equities at their worst. However, "Stock Market, the Movie" has been a long running hit, delivering annualized returns from 1926 through the first ten months of 2001 approximating 11%. So, put your digital camera down, pick up your camcorder, and let's start videotaping the interplay of earnings, interest rates and investor psychology on the post September 11 stock market. But first, let's frame equity investing in the proper perspective.

MR. MARKET

In my opinion,  the single best  description  of prudent  equities  investing is
contained  in  two  short  paragraphs  from  Benjamin  Graham's   classic,   The
Intelligent Investor, published in 1949. I quote:

"Let us close this section with something in the nature of a parable. Imagine that you own a small share of a private company that cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly."

"If you are a prudent investor or a sensible businessman, will you let Mr. Market's daily communication determine your view of the value of $1,000 interest in the enterprise? Only in case you agree with him, or in case you want to trade with him. You may be happy to sell out to him when he quotes you a ridiculously high price, and equally happy to buy from him when his price is low. But the rest of the time you will be wiser to form your own ideas of the value of your holdings, based on full reports from the company about its operations and financial position."

It is our, and every prudent investor's job to try to determine the intrinsic value of an individual company or the market as a whole. At any given point in time, intrinsic value is largely a function of earnings and interest rates. Whether stocks trade at, above, or below intrinsic value is a function of investor psychology. Mr. Market is the code name the traditional value investor uses to personify investor psychology.

EARNINGS POWER

The aforementioned Benjamin Graham and his colleague David Dodd, who co-authored Security Analysis, viewed stocks as pieces of businesses to be owned long term, rather than pieces of paper to trade. Consequently, they saw little merit in assessing intrinsic value based on short-term earnings. Instead, they focused on what they termed "earnings power". Earnings power is determined by reviewing a company's earnings history, evaluating the health of its business and its competitive position within its industry, and then projecting a growth rate for future earnings. Were they alive today, Graham and Dodd would be asking the following questions regarding the earnings power of corporate America in a post 9/11 economic environment:

o How bad is bad?

o How long will the difficulties last?

o Are the financial resources available to overcome the challenges?

o How good is good--what happens to earnings growth rates once we emerge from this period of uncertainty?

Let's examine the current environment and try to answer the first three of these questions. The economy is in recession and corporate earnings are anemic. However, dealing from positions of strength--subdued inflation and budget surpluses--the Federal Reserve and federal government are pulling out all the stops to reinvigorate the economy. The Fed has injected massive liquidity into the system and as I write, has cut short-term interest rates 10 times this year, for a total of 4.5% (6.5% to 2%). Perhaps more importantly, the Treasury has announced it will no longer be issuing 30-year bonds. This has brought long-term interest rates down, further fueling the home mortgage refinancing boom that is putting a lot of money in consumer's pockets. Lower long-term interest rates also bring down the financial costs for corporations. This will have a favorable impact on future operating earnings, and eventually encourage business investment. Although there is currently some squabbling between Democrats and Republicans, Congress will pass a substantial economic stimulus package. Our conclusion is that we will experience a relatively modest, short-lived recession, with the economy and corporate earnings starting to recover in the second half of 2002.

How good is good? Corporate America has cut a lot of fat from overhead, creating earnings leverage once demand recovers. Consequently, I think earnings will climb sharply in mid 2002. Over the long-term, I believe earnings growth will approximate 6% - 8%. If earnings recover as I anticipate, lower interest rates will have a beneficial impact on the present value of equity assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTEREST RATES 101

Let's spend a few moments looking at what happens when interest rates decline:

o Reduced Financial Costs. This helps highly leveraged companies by reducing interest outlays.

o Improved Demand. Lower rates help stimulate demand for traditional, interest sensitive economic sectors - residential housing being one key and visible component.

o Focus on Dividends. Clearly, higher-yielding stocks with reasonable growth prospects benefit from investors seeking higher yields than they are getting from savings accounts.

o Higher Asset Values. Lower rates bolster the value of assets.

--------------------------------------------------------------------------------
                              ASSET VALUE SCENARIOS

                                            CASE
                                            ----
                            A                 B                     C
       Rates
                           $10           $10 + $1/YR        $10 growing at 8%
                   -------------------------------------------------------------
       10.0%              $3.86            $7.71               $  8.32
        8.0%              $4.63            $9.26                $10.00

       Case A: What is the present value of $10 ten years from now if interest rates (the discount factor) are ten percent; eight percent?

       Case B: What is the present value of $10, ten years from now if it grows by $1 per year?

       Case C:     What is the present value of $10, ten years from now,
                   growing at 8% per year?
--------------------------------------------------------------------------------

INTEREST RATES AND STOCK PRICES

The dividend discount model, shown below, is a popular quantitative method for valuing stocks. Here, the key variable is the growth rate in dividends.

    P/E =           b
                ----------
    multiple        k-g       Where P/E:  price to earnings
                                      b:  dividend payout rate
                                      k: required rate of return by an investor g: expected growth rate

Briefly, the model values stocks based on the relationship between two crucial inputs: dividend growth and an investor's required rate of return.

Interest rates have declined to levels we have not seen in a long time. Short-term interest rates have not been this low since 1962. The story is similar for long-term interest rates except for a brief period during the LTCM crisis in 1998. The 30-year Treasury bond was first issued in 1978 and it carried a coupon of 8.00%. These were known as the "8s of 08." Today, with a weak economy and the recent decision by the Treasury to halt the sale of 30-year bonds, we are looking at sub 5% yields on long dated Treasury debt. In 1981, the 30-year bond, referred to by some as the "long guy", carried a 15% coupon and 5-year Treasury notes were sold with a coupon of 16.125%. Rising productivity, low inflation, and better fiscal and monetary discipline on the part of the Congress and Federal Reserve System all contributed to the truly incredible slide in interest rates.

Nominal interest rates, comprised of "real" and "inflation" components reflect the time value of money. There is a set schedule regarding the timing and amount of cash flows from a straight bond. You get coupon payments with the highest degree of certainty-at least with U.S. Treasuries-on prescribed dates and your principal paid back at maturity. When you invest in stocks there is uncertainty with respect to the timing and level of the company's cash flow. Uncertainty means risk. Consequently, as a stock investor your expected return (which unfortunately is not always realized) exceeds that which is available from a high quality bond. This incremental return is called the "equity risk premium" and is one reason why interest rates are a very important influence on the general level of stock prices. To value a business, you must make an attempt to calculate the present value of a company's future cash flows.

Generally, low interest rates and low inflation support higher price to earnings (P/E) multiples and thus higher stock prices. The converse is also true. This historical relationship is shown on the chart to the right.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consequently, rising rates are usually a negative for stocks and declining rates are usually, but not always, a positive. Declining rates may not prevent stock prices from falling if corporate profits are in free fall, a situation we have experienced this year. Similarly, rising rates are not always bad, particularly in the early stages of an economic recovery when sharply rising earnings accompany them. But there is little doubt regarding the connection between the level and direction of interest rates and stock prices. The bull market in stocks that began in August of 1982 and continued for most of the next 17 years, was driven by the combination of falling interest rates and rising profits, albeit the connection was not always in lock-step. It was almost too good to be true as the Dow Jones Industrial Average bolted from about 800 to over 11,000.

The discount rate used to calculate the present value of a company's cash flow stream can be just as important as the earnings themselves. A simple example is to calculate the present value of $10,000, 10 years from now, with interest rates at both 15% and 5%. In a high rate environment, using a 15% discount rate, the $10,000 of earnings a company generates 10 years out, has a present value of $2,472. In contrast, using a 5% discount rate gives the earnings a present value of $6,139. In other words, a promise to receive $10,000 in ten years has a higher value in current dollars when interest rates are low.

Thanks to the mathematics of compounding, lower rates are particularly positive for high growth stocks because the present value of a rapidly rising earnings stream will be higher than the present value of a slower growing earnings stream, everything else being equal.

So the moral of the story is that declining interest rates are good for stocks but even better for "growth" stocks. The current bond yield environment is potentially rocket fuel for quality growth stocks. It is also strong tonic for stocks with reasonably good dividend yields, assuming such dividends are secured by earnings that cover the dividend payments with a healthy margin of safety.

Many years ago most stocks provided dividend yields that exceeded bond yields, making stocks attractive for income generation. Investors were not as comfortable with stocks then and demanded robust dividend payments to induce them to buy stocks. With money market and savings account yields hovering at or even below 2%, many investors can easily increase their income generation by reallocating assets to stocks with current dividend yields in excess of 2%. As dividends grow over time, the investors' income stream will grow in tandem. If income is an investment priority, it's time to think about adding some stocks to the mix.

INVESTOR PSYCHOLOGY

Of course, intrinsic value and equities pricing are horses of two very different colors. Remember the emotional Mr. Market often values stocks materially above and substantially below intrinsic value. So, investor psychology will have a major impact on market trends in the year ahead.

Are they ready? I think so. Investors are going to have to deal with another quarter or two of ugly earnings and ongoing concern over terrorism--the fear factor that ultimately resulted in a classic "flight to quality" in the third quarter. However, when the political and economic dust settles, fear will likely give way to greed that will not be satisfied by today's anemic returns from bonds and money market funds.

In closing, investors today are faced with an easy choice--fretting over the short-term prospects for the economy and the market, or taking the longer view that recessions and bear markets present excellent long-term investment opportunities. It always takes courage to invest in depressed markets, but if you focus on fundamentally sound businesses trading at bargain prices, your courage is generally rewarded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INFLATION AND P/E'S BY DECADE

                                                      Average Yearly Price
                   Average CPI       Average P/E           Change S&P
                   -------------------------------------------------------

   1990s              2.9%              20.4                  18.2%
   1980s              5.1%              12.0                  17.5%
   1970s              7.4%              10.9                  5.9%
   1960s              2.5%              17.6                  7.8%
--------------------------------------------------------------------------------

AMERICAN HEROES

      In the months following September 11, we have been celebrating American heroes. New York City firefighters, policemen, and emergency service workers have been honored for their bravery and sacrifice. Political leaders such as New York City Mayor Rudy Guiliani, President Bush, Secretary of State Colin Powell, and Secretary of Defense Donald Rumsfeld have been applauded for their adept handling of this crisis. We praise American servicemen who have been risking their lives in Afghanistan to hunt down and capture the terrorists responsible for the tragedy.

      To this list of heroes, we would add the American consumer, who through their collective courage and confidence in the American system, have helped avert what might have become an economic catastrophe. So, let's hear it for everyone who, despite all the political and economic uncertainty resulting from horrifying terrorist attacks, went out and bought a new home, or a car, or took their families on vacation, or simply treated their loved ones to a good Christmas. These courageous folks are the reason the American economy has held up so well during these trying times and the people who will lead our economy out of recession in the year ahead.

AND THEIR ALLIES

      The American consumer has had two important allies. The Federal Reserve Board responded promptly and effectively to the terrorist crisis by injecting a massive dose of liquidity into the financial system and lowering short-term interest rates to levels we haven't seen in forty years. The U.S. Treasury Department announced it would cease issuing 30-year bonds, in the process, bringing longer-term interest rates down and accelerating the home re-financing boom that has provided much of the money consumers have been spending. We also acknowledge the leadership of General Motors, which initiated a brilliant and timely 0% APR financing to "Keep America Rolling." As we prepare this letter, we have to give a demerit to the U.S Congress, which is letting partisan politics get in the way of a second fiscal booster shot, particularly one aimed at bolstering confidence among business leaders.

A NEW BULL MARKET?

      Despite the economy's surprising resilience and the stock market's strong fourth quarter, many investors remain wary as evidenced by the record $2.3 trillion parked in money market funds yielding about 2%. What will it take to bring more investors off the sidelines? An official end to the recession and better corporate earnings. We believe both are right around the corner.

      Economic data released on December 31 revealed widespread improvement in consumer confidence and housing, and even a modest increase in business investment. Growth in unemployment insurance claims also slowed. These are all valid indications the economy is beginning to regain its footing. At issue is just how strong the economic recovery will be. Although inventories have been reduced significantly and there has been a modest up-tick in sales, there is still a great deal of excess capacity in the manufacturing sector. This will likely restrain growth in business investment, forcing the American consumer to continue to shoulder much of the economic load. We believe Gross Domestic Product ("GDP") will be up 3% to 4% in 2002, well above the longer-term growth of 2.5% to 3% we envision. The cut in taxes along with lower oil and fuel will help consumer spending overcome the drag from the stock market's wealth effect and rising unemployment.

      Fortunately, we will not need an especially strong recovery to see significantly better corporate earnings in 2002. Companies in virtually every industry have been aggressively cutting costs. With the exception of pockets in the technology and telecommunications equipment industries, the inventory correction has largely run its course. Corporate interest expense has declined, as have raw materials and energy prices. Corporate America wrote off everything it could get away with in 2001 (we call this the "kitchen sink" effect), and due to Federal Accounting Standard Board
(FASB) Rule 142, the "amortization of goodwill" will no longer penalize earnings. Consequently, a modest economic recovery in the year ahead should be magnified in sharply higher reported earnings. Very "easy" earnings comparisons in the first and second quarters of 2002 should help stabilize the market until investors gain confidence that earnings will improve in the second half. In addition, the crisis in confidence arising from "Enron" will result in auditing firms and CFO's cleaning up their numbers (we observe that aggressive accounting will be back - but not in 2002).

THINGS THAT GO BUMP IN THE NIGHT

      Our reasonably upbeat outlook for the economy and the stock market is tempered by our usual laundry list of things to worry about. First and foremost is the potential for another catastrophic terrorist episode (in the U.S. or abroad) that could severely damage consumer and investor psychology.

      Second on our list of concerns are oil and natural gas prices. Declining energy prices have translated into lower gasoline, home heating, and utilities costs for the consumer who we are counting on to lead us out of recession. The Organization of Petroleum Exporting Countries ("OPEC") is currently cutting production and urging other energy producing nations to follow suit. Whether OPEC will succeed in convincing cash strapped producers such as Russia to turn down the tap is debatable. However, the potential for further political upheaval in the Middle East leading to the disruption of oil flow to the developed world is certainly a risk. We hope we get our long needed energy policy.

      Another issue we worry about is the economic health of the rest of the world. The economies of our Latin American trade partners are imperiled by declining commodity prices and in some cases, fiscal and monetary mismanagement. Japan has fallen back into recession and European economic growth has slowed substantially. This is a truly global economy, in which the economic health of any one nation, including the mighty U.S. of A, is to a significant degree dependent on the economic health of the rest of the world. Along these lines, we remain puzzled by the enormous appetites of countries, companies and citizens around the world to hold on to the U.S. dollar despite our history of huge trade deficits.



---------------------------------------------
             Dividend History
---------------------------------------------
                        Rate    Reinvestment
   PAYMENT (EX) DATE  PER SHARE     PRICE
   -----------------  --------- ------------
   December 20, 2001    $0.22      $14.17
   September 26, 2001   $0.06      $13.45
   June 27, 2001        $0.06      $15.07
   March 28, 2001       $0.06      $14.32
---------------------------------------------
   December 20, 2000    $2.26      $14.27
   September 28, 2000   $0.12      $16.38
   June 28, 2000        $0.12      $16.02
   March 29, 2000       $0.06      $15.75
---------------------------------------------
   December 20, 1999    $2.21      $15.30
   September 27, 1999   $0.06      $17.39
   June 28, 1999        $0.05      $17.98
   March 29, 1999       $0.06      $16.67
---------------------------------------------
   December 21, 1998    $1.27      $16.36
   September 28, 1998   $0.04      $16.20
   June 26, 1998        $0.06      $17.65
   March 27, 1998       $0.05      $17.70
---------------------------------------------
   December 29, 1997    $1.78      $15.94
   September 30, 1997   $0.05      $17.39
   June 30, 1997        $0.05      $16.03
   March 31, 1997       $0.06      $14.27
---------------------------------------------
   December 27, 1996    $0.76      $14.28
   September 30, 1996   $0.07      $13.81
   June 28, 1996        $0.06      $13.54
   March 31, 1996       $0.07      $13.47
---------------------------------------------
   December 29, 1995    $0.68      $12.84
   September 29,1995    $0.07      $12.65
   June 30, 1995        $0.07      $11.99
   March 31, 1995       $0.07      $11.56
---------------------------------------------
   December 30, 1994    $0.74      $10.72
   September 30, 1994   $0.08      $11.54
   June 30, 1994        $0.09      $11.08
   March 31, 1994       $0.06      $11.26
---------------------------------------------
   December 31, 1993    $0.76      $11.57
   September 30, 1993   $0.06      $12.15
   June 30, 1993        $0.06      $11.72
   March 31, 1993       $0.08      $11.35
---------------------------------------------
   December 31, 1992    $0.15      $10.64
   September 30, 1992   $0.07      $10.40
   June 30, 1992        $0.06      $10.36
   March 31, 1992       $0.05      $10.19
---------------------------------------------

INVESTMENT SCORECARD

      Due to the surprising strength of the auto industry, auto parts stocks such as Standard Motor Products, Johnson Controls and Gencorp performed exceptionally well in 2001. As might be expected, our defense industry holdings Lockheed Martin Corp. and Northrop Grumman posted good gains. Corporate turnarounds Xerox and Bank of America also contributed to performance.

      With oil prices declining sharply, energy investments such as Halliburton, Schlumberger, and Constellation Energy slumped badly. Telecommunications and telecom equipment holdings including Qwest, Cable & Wireless, France Telecom, and Corning disappointed.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $35.69 - NYSE), one of the most widely recognized brands around the world, is focused on increasingly cross-selling financial products and services to its customers. The company consists of three segments: its Travel Related Services business, which contributes 78% of revenues, provides charge cards, credit cards, travelers cheques, and travel services to corporations and consumers; American Express Financial Advisors, which contributes 19% of revenues, provides investment advisory services and financial products such as mutual funds, insurance, and annuities; finally, American Express Bank, which accounts for 3% of revenues, offers banking services to other financial institutions, wholesale banking for corporations, and private banking for high net worth individuals. The company's long-term goal is to deliver revenue growth of at least 8% and earnings per share ("EPS") growth between 12% and 15%.

AT&T CORP. (T - $18.14 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local, cable television and Internet services. Recently, the company announced that it would split into four separate companies. As part of the restructuring, AT&T has converted AT&T Wireless from a tracking stock to an asset-based stock and spun it off to AT&T shareholders. AT&T Broadband, which includes cable, is in the process of being acquired by Comcast Corp. (CCZ - $52.26 - NYSE) in a $70 billion transaction that will form the largest cable operator in the country with about 22 million subscribers. The deal is expected to close by the end of 2002. As the result of Comcast merger, AT&T will be left with a significantly de-leveraged balance sheet and two businesses: business services catering to large corporations and consumer operations providing long distance services to about 60 million households. As part of restructuring, the AT&T Consumer business is expected to be distributed to AT&T shareholders as a tracking stock before year-end.

BROADWING  INC.  (BRW - $9.50  - NYSE;  6.75%  CV.  PFD.,  SER.  B)  located  in
Cincinnati, OH, received its new name in 1999 when local phone provider Cincinnati Bell made a $3.2 billion acquisition of IXC Communications and gained access to a nation-wide all optical fiber network. Broadwing's Cincinnati-based operations include one million local phone lines and about 480,000 wireless customers through its 80% ownership of a wireless JV with AT&T Wireless Services (AWE - $14.37 - NYSE). Broadwing also offers long distance voice and broadband data services to other carriers and enterprise accounts on a nation-wide basis. Broadwing's incumbent local exchange carrier's ("ILEC") operations are surrounded by SBC Communications (SBC - $39.17 - NYSE)/Ameritech's local footprint.

CH ENERGY GROUP INC. (CHG - $43.47 - NYSE) is the last small New York State electric utility left, now that Orange & Rockland and RGS Energy have gone on to utility heaven, which we define as selling out to bigger companies at a rich premium. CH Energy serves the territory directly north of New York City, an area long dominated by IBM. The buyer would almost have to be Energy East, Consolidated Edison, National Grid or Keyspan. The best fit clearly is with Energy East. The buyer could rationalize outside plant operations, eliminate all of the corporate, finance, regulatory and public company overhead, and save a lot of money for the benefit of both shareholders and customers. When the deal happens is hard to say. Energy East has a depressed stock price due to arbitrage pressures, Con Ed is licking its wounds from the Northeast Utilities fiasco and has its hands full and then some since September 11, and the Grid is tied down with Niagara Mohawk. We think it happens in more than a year but less than three. The company's very capable CEO, Paul Ganci, is scheduled to retire in May 2003, so do the math. Our estimate of the company's private market value ("PMV") is $63, which represents a premium of around 45%.

CINERGY CORP. (CIN - $33.43 - NYSE) is another consolidation play. Cinergy has been to the altar more times than Billy Bob Thornton (or Elizabeth Taylor for our more senior shareholders), but never quite got the deal done. The stumbling block has been, as always, "social issues." The logjam may be breaking, however, given the burgeoning stock and option position of Cinergy's senior management team. Cinergy has a mouthwatering portfolio of very low cost coal-fired generating plants, an opportunity to make a lot of money in the deregulating Ohio wholesale generating market, and transmission access that is highly strategic to a bigger buyer. The stock is cheap at 12 times consensus 2002 EPS of $2.80. We think that the stock is cheap because investors have been waiting so long for the sale that many have given up and moved on.

GALLAHER GROUP PLC (GLH - $26.95 - NYSE) is a leading regional manufacturer of tobacco products. The company, which had sales of (pound)4.45 billion in 2000, is the market leader in the United Kingdom and the Republic of Ireland. Gallaher also has operations in Western Europe, the former Soviet Union and the Pacific Rim. GLH's brands include Benson & Hedges and Silk Cut in the U.K., and Sovereign in the former Soviet Union. The company's ordinary shares trade on the London Stock Exchange and the ADRs, each of which represent four ordinary shares, trade on the New York Stock Exchange. In August of 2000, Gallaher purchased Liggett-Ducat, the leading cigarette manufacturer and distributor in Russia, for $390 million. Gallaher announced in June that it has agreed to purchase Austrian Republic's 41.13% of Austria Tabak for 85 Euros per share, which will trigger a cash offer for the remaining 58.87%. As of December 20, 2001, the company owns 99.68% of the total issued share capital.

GENUINE PARTS CO. (GPC - $36.70 - NYSE), a Georgia corporation incorporated in 1928, is a service organization engaged in the distribution of automotive and industrial replacement parts, office products and electrical/electronic materials. The Company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group (S. P. Richards Company) is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus.

GUCCI GROUP NV (GUC - $84.90 - NYSE), Pinault Printemps (PPR - $126.85 - Paris Stock Exchange) and LVMH Moet Hennessy Louis Vuitton (LVMHY - $8.24 - Nasdaq) have signed a three-step agreement under which PPR will take control of Gucci. In the first step, PPR has raised its stake in Gucci by buying 8.6 million shares from LVMH. Gucci has also already paid to holders a dividend of $7 per share. The final step will enable Gucci public shareholders to "put" (sell) their shares to PPR at $101.50 per share in March 2004. At the current price, the yield to the put date for Gucci shareholders, including dividends, is approximately 8.5% annualized.

RGS ENERGY GROUP INC. (RGS - $37.60 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. In February, RGS agreed to be acquired by Energy East, its upstate neighbor, for $39.50 per share. We support this deal. RGS got a good premium for its shareholders while mitigating lingering concerns about the deteriorating outlook for major industrial customers, including Xerox and Eastman Kodak. Energy East is paying a reasonable multiple and is acquiring a company with increasingly valuable and strategic generation assets and a service territory that presents ample scope for cost reduction over time.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                       WHEN
                         ---                       ----
      Special Chats:     Mario J. Gabelli          First Monday of each month
                         Howard Ward               First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          FEBRUARY                             MARCH                             APRIL
                          --------                             -----                             -----
      1st Wednesday       Charles Minter & Martin Weiner       Henry van der Eb                  Susan Bryne
      2nd Wednesday       Ivan Arteaga                         Walter Walsh & Laura Linehan      Lynda Calkin
      3rd Wednesday       Tim O'Brien                          Tim O'Brien                       Caesar Bryan
      4th Wednesday       Barbara Marcin                       Barbara Marcin                    Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      2001 has been a year most would like to forget. For the first time since Pearl Harbor, America has been attacked and suffered substantial casualties. We have been forced into what will be a long and costly war against terrorism. Many Americans lost their jobs as the overheated economy came to an abrupt standstill. Yet, we have survived and both the resilient economy and rebounding stock market are pointing to a better year ahead. We wish all our shareholders a Happy New Year, with growing confidence that 2002 will be just that.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.



                                           Sincerely,
                                           /S/ MARIO J. GABELLI, CFA
                                           Portfolio Manager and
                                           Chief Investment Officer

February 1, 2002



------------------------------------------------------------------
                 SELECTED HOLDINGS
                 DECEMBER 31, 2001
                 -----------------
American Express Co.          Cinergy Corp.
AT&T Corp.                    Gallaher Corp.
Broadwing Inc.                Genuine Parts Co.
CH Energy Group Inc.          Gucci Group NV
ChevronTexaco Corp.           RGS Energy Group Inc.
------------------------------------------------------------------



NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
    SHARES                                          VALUE
  ----------                                     ----------
              COMMON STOCKS -- 78.6%
              AEROSPACE -- 1.5%
     15,000   Boeing Co. ..................... $    581,700
      5,000   Lockheed Martin Corp. ...........     233,350
      9,000   Northrop Grumman Corp. ..........     907,290
     13,500   Raytheon Co. ....................     438,345
      2,000   Rockwell Collins Inc. ...........      39,000
      2,000   Rockwell International Corp. ....      35,720
                                               ------------
                                                  2,235,405
                                               ------------
              AUTOMOTIVE -- 0.5%
      4,500   Ford Motor Co. ..................      70,740
     15,000   General Motors Corp. ............     729,000
                                               ------------
                                                    799,740
                                               ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.1%
      5,000   ArvinMeritor Inc. ...............      98,200
     55,000   Dana Corp. ......................     763,400
     18,000   Ethyl Corp.+ ....................      16,560
     25,000   GenCorp Inc. ....................     352,750
     37,000   Genuine Parts Co. ...............   1,357,900
      2,500   Johnson Controls Inc. ...........     201,875
     18,000   Modine Manufacturing Co. ........     419,940
      4,000   Tenneco Automotive Inc. .........       8,160
                                               ------------
                                                  3,218,785
                                               ------------
              AVIATION: PARTS AND SERVICES -- 1.4%
     25,000   Barnes Group Inc. ...............     599,750
     16,000   Curtiss-Wright Corp. ............     764,000
      2,948   Curtiss-Wright Corp., Cl. B .....     137,102
     10,000   United Technologies Corp. .......     646,300
                                               ------------
                                                  2,147,152
                                               ------------
              BROADCASTING -- 0.0%
     20,000   Granite Broadcasting Corp.+ .....      41,200
                                               ------------
              BUSINESS SERVICES -- 0.5%
      6,000   Donnelley (R.H.) Corp.+ .........     174,300
        500   Imation Corp.+ ..................      10,790
      1,500   Landauer Inc. ...................      50,775
     25,800   New England Business Service Inc.     494,070
        100   SYNAVANT Inc.+ ..................         400
                                               ------------
                                                    730,335
                                               ------------
              COMMUNICATIONS EQUIPMENT -- 0.4%
     30,000   Corning Inc. ....................     267,600
     20,000   Motorola Inc. ...................     300,400
                                               ------------
                                                    568,000
                                               ------------
              COMPUTER HARDWARE -- 0.1%
        300   International Business Machines Corp.  36,288
     13,000   Xerox Corp. .....................     135,460
                                               ------------
                                                    171,748
                                               ------------

                                                   MARKET
    SHARES                                          VALUE
  ----------                                     ----------
              COMPUTER SOFTWARE AND SERVICES -- 0.2%
     23,000   EMC Corp.+ ......................$    309,120
                                               ------------
              CONSUMER PRODUCTS -- 6.1%
      2,000   Clorox Co. ......................      79,100
     52,000   Eastman Kodak Co. ...............   1,530,360
     22,000   Energizer Holdings Inc.+ ........     419,100
     75,000   Gallaher Group plc, ADR .........   2,021,250
     30,000   Gillette Co. ....................   1,002,000
     22,000   Maytag Corp. ....................     682,660
     28,000   National Presto Industries Inc. .     777,000
     35,000   Philip Morris Companies Inc. ....   1,604,750
     13,000   Procter & Gamble Co. ............   1,028,690
      5,000   Rothmans Inc. ...................      93,500
                                               ------------
                                                  9,238,410
                                               ------------
              CONSUMER SERVICES -- 0.3%
     22,000   Rollins Inc. ....................     440,000
                                               ------------
              DIVERSIFIED INDUSTRIAL -- 2.4%
     22,000   Acuity Brands Inc. ..............     266,200
     20,000   Cooper Industries Inc. ..........     698,400
     34,000   GATX Corp. ......................   1,105,680
      1,000   General Electric Co. ............      40,080
        600   Harbor Global Co. Ltd. ..........       4,230
      8,000   Honeywell Inc. ..................     270,560
      2,500   Minnesota Mining & Manufacturing Co.  295,525
     12,000   National Service Industries Inc.       24,240
     20,000   Sensient Technologies Corp. .....     416,200
     18,000   Thomas Industries Inc. ..........     450,000
      3,000   Trinity Industries Inc. .........      81,510
                                               ------------
                                                  3,652,625
                                               ------------
              ELECTRONICS -- 0.6%
      3,000   Texas Instruments Inc. ..........      84,000
     40,000   Thomas & Betts Corp. ............     846,000
                                               ------------
                                                    930,000
                                               ------------
              ENERGY AND UTILITIES: ELECTRIC -- 6.2%
      5,500   American Electric Power Company Inc.  239,415
     80,000   Cinergy Corp. ...................   2,674,400
     70,000   Conectiv Inc. ...................   1,714,300
     13,000   DTE Energy Co. ..................     545,220
    100,000   El Paso Electric Co.+ ...........   1,450,000
      6,000   FPL Group Inc. ..................     338,400
     95,000   Niagara Mohawk Holdings Inc.+ ...   1,684,350
     30,000   Northeast Utilities .............     528,900
      4,000   UIL Holdings Corp. ..............     205,200
                                               ------------
                                                  9,380,185
                                               ------------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
    SHARES                                          VALUE
  ----------                                     ----------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: INTEGRATED -- 8.1%
     44,000   BP plc, ADR .....................$  2,046,440
     22,000   Burlington Resources Inc. .......     825,880
     40,000   CH Energy Group Inc. ............   1,738,800
     72,000   Constellation Energy Group Inc. .   1,911,600
      5,000   Dominion Resources Inc. .........     300,500
     50,000   DQE Inc. ........................     946,500
     22,000   Energy East Corp. ...............     417,780
     29,000   Eni SpA .........................     363,559
     30,000   NSTAR ...........................   1,345,500
     15,000   Progress Energy Inc. ............       6,600
      4,000   Public Service Enterprise Group Inc.  168,760
     35,000   RGS Energy Group Inc. ...........   1,316,000
      7,000   ScottishPower plc, ADR ..........     151,900
      5,000   UtiliCorp United Inc. ...........     125,850
     35,000   Western Resources Inc. ..........     602,000
                                               ------------
                                                 12,267,669
                                               ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 2.8%
     50,000   AGL Resources Inc. ..............   1,151,000
     30,500   ONEOK Inc. ......................     544,120
      3,000   Peoples Energy Corp. ............     113,790
     12,000   Piedmont Natural Gas Co. Inc. ...     429,600
     22,000   SEMCO Energy Inc. ...............     236,500
      5,019   Southern Union Co. ..............      94,658
     75,000   Southwest Gas Corp. .............   1,676,250
                                               ------------
                                                  4,245,918
                                               ------------
              ENERGY AND UTILITIES: OIL -- 5.4%
     39,260   ChevronTexaco Corp. .............   3,518,089
     75,000   Conoco Inc. .....................   2,122,500
     44,000   Exxon Mobil Corp. ...............   1,729,200
      5,000   Kerr-McGee Corp. ................     274,000
      8,759   Total Petroleum of North
               America Ltd., ADR ..............     615,232
                                               ------------
                                                  8,259,021
                                               ------------
              ENERGY AND UTILITIES: SERVICES -- 0.9%
     50,000   Halliburton Co. .................     655,000
     12,000   Schlumberger Ltd. ...............     659,400
                                               ------------
                                                  1,314,400
                                               ------------
              ENERGY AND UTILITIES: WATER -- 0.3%
     18,750   Philadelphia Suburban Corp. .....     422,812
                                               ------------
              ENTERTAINMENT -- 0.7%
     33,000   Disney (Walt) Co. ...............     683,760
     10,000   Fox Entertainment Group Inc., Cl. A+  265,300
      2,000   Viacom Inc., Cl. A+ .............      88,500
                                               ------------
                                                  1,037,560
                                               ------------

                                                   MARKET
    SHARES                                          VALUE
  ----------                                     ----------
              ENVIRONMENTAL SERVICES -- 0.4%
     20,000   Waste Management Inc. ...........$    638,200
                                               ------------
              EQUIPMENT AND SUPPLIES -- 1.2%
      3,000   Caterpillar Inc. ................     156,750
     24,000   Deere & Co. .....................   1,047,840
      2,000   Ingersoll-Rand Co. ..............      83,620
      1,500   Minerals Technologies Inc. ......      69,960
      2,000   Parker-Hannifin Corp. ...........      91,820
     18,000   Smith (A.O.) Corp. ..............     351,000
                                               ------------
                                                  1,800,990
                                               ------------
              FINANCIAL SERVICES -- 13.0%
      5,000   Aegon NV, ADR ...................     133,850
      1,500   Alleghany Corp.+ ................     288,675
      5,000   Allstate Corp. ..................     168,500
     61,000   American Express Co. ............   2,177,090
     44,000   Argonaut Group Inc. .............     861,080
      5,000   Banco Popular Espanol SA ........     164,185
     18,000   Banco Santander Central
               Hispano SA, ADR ................     149,400
      2,000   Banco Santiago ..................      44,500
      9,052   Bank of America Corp. ...........     569,823
     26,000   Bank of New York Co. Inc. .......   1,060,800
     24,000   Bank One Corp. ..................     937,200
     18,000   Bankgesellschaft Berlin AG ......      41,029
      3,000   Banque Nationale de Paris .......     268,449
      1,000   Block (H&R) Inc. ................      44,700
     42,000   Commerzbank AG, ADR .............     648,812
     28,000   Deutsche Bank AG, ADR+ ..........   1,964,200
      2,000   Dun and Bradstreet Corp.+ .......      70,600
      3,500   Fannie Mae ......................     278,250
      5,000   Fidelity National Corp. .........      36,500
     20,000   Huntington Bancshares ...........     343,800
      5,000   John Hancock Financial Services Inc.  206,500
     40,000   JP Morgan Chase & Co. ...........   1,454,000
      6,000   Leucadia National Corp. .........     173,220
     15,000   Mellon Financial Corp. ..........     564,300
      5,000   Merrill Lynch & Co. Inc. ........     260,600
      2,000   MONY Group Inc. .................      69,140
      4,000   Moody's Corp. ...................     159,440
      3,000   Municipal Mortgage & Equity LLC .      75,270
      6,000   Northern Trust Corp. ............     361,320
     50,000   Phoenix Companies Inc.+ .........     925,000
      3,000   Schwab (Charles) Corp. ..........      46,410
      7,000   St. Paul Companies Inc. .........     307,790
     31,900   Sterling Bancorp ................     931,480
     12,000   SunTrust Banks Inc. .............     752,400
     14,000   T. Rowe Price Group Inc. ........     486,220
     30,000   Unitrin Inc. ....................   1,185,600
     50,000   Wachovia Corp. ..................   1,568,000
      1,500   Waddell & Reed Financial Inc., Cl. A   48,300
                                               ------------
                                                 19,826,433
                                               ------------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
    SHARES                                          VALUE
  ----------                                     ----------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE -- 2.9%
     22,000   Coca-Cola Amatil Ltd., ADR ......$    134,710
      4,000   Coca-Cola Co. ...................     188,600
     10,000   Corn Products International Inc.      352,500
     39,000   Diageo plc, ADR .................   1,804,530
     23,000   Heinz (H.J.) Co. ................     945,760
      3,000   Hershey Foods Corp. .............     203,100
     25,000   Kellogg Co. .....................     752,500
                                               ------------
                                                  4,381,700
                                               ------------
              HEALTH CARE -- 1.3%
      6,000   Aventis SA, ADR .................     426,000
      3,000   Bristol-Myers Squibb Co. ........     153,000
      3,276   GlaxoSmithKline plc, ADR ........     163,210
      4,000   Johnson & Johnson ...............     236,400
      2,000   Pfizer Inc. .....................      79,700
     22,000   Pharmacia Corp. .................     938,300
        200   Zimmer Holdings Inc.+ ...........       6,108
                                               ------------
                                                  2,002,718
                                               ------------
              HOTELS AND GAMING -- 0.5%
     25,000   Starwood Hotels & Resorts
               Worldwide Inc. .................     746,250
                                               ------------
              METALS AND MINING -- 0.3%
     30,000   Freeport-McMoRan Copper & Gold Inc.,
               Cl. B+ .........................     401,700
                                               ------------
              PAPER AND FOREST PRODUCTS -- 1.2%
     12,000   Pactiv Corp.+ ...................     213,000
      5,000   Westvaco Corp. ..................     142,250
     30,000   Willamette Industries Inc. ......   1,563,600
                                               ------------
                                                  1,918,850
                                               ------------
              PUBLISHING -- 1.4%
      7,000   Dow Jones & Co. Inc. ............     383,110
      7,000   McGraw-Hill Companies Inc. ......     426,860
     30,000   Reader's Digest Association Inc.,
                Cl. B .........................     672,000
        560   Seat-Pagine Gialle SpA ..........         452
      1,200   Washington Post Co., Cl. B ......     636,000
                                               ------------
                                                  2,118,422
                                               ------------
              REAL ESTATE -- 0.0%
      2,500   Griffin Land & Nurseries Inc.+ ..      34,025
                                               ------------
              RETAIL -- 1.9%
     18,000   Albertson's Inc. ................     566,820
     26,000   Gucci Group NV, ADR .............   2,207,400
      2,000   Sears, Roebuck & Co. ............      95,280
                                               ------------
                                                  2,869,500
                                               ------------
              SATELLITE -- 0.1%
     10,000   General Motors Corp., Cl. H+ ....     154,500
                                               ------------

                                                   MARKET
    SHARES                                          VALUE
  ----------                                     ----------
              SPECIALTY CHEMICALS -- 1.8%
     30,000   Albemarle Corp. .................$    720,000
      1,200   Celenese AG .....................      23,244
      1,611   Dow Chemical Co. ................      54,420
      8,000   du Pont de Nemours (E.I.) & Co. .     340,080
     25,000   Ferro Corp. .....................     645,000
     30,000   Great Lakes Chemical Corp. ......     728,400
      1,500   IMC Global Inc. .................      19,500
     20,000   Omnova Solutions Inc. ...........     136,000
      2,000   Quaker Chemical Corp. ...........      41,200
                                               ------------
                                                  2,707,844
                                               ------------
              TELECOMMUNICATIONS -- 11.0%
      8,000   ALLTEL Corp. ....................     493,840
     90,000   AT&T Canada Inc., Cl. B+ ........   2,717,100
    110,000   AT&T Corp. ......................   1,995,400
     40,000   BCE Inc. ........................     912,000
     42,000   BellSouth Corp. .................   1,602,300
    125,000   Broadwing Inc.+ .................   1,187,500
    295,000   BT Group plc+ ...................   1,086,247
     10,000   BT Group plc, ADR+ ..............     367,500
     10,000   Cable & Wireless plc, ADR .......     148,100
     20,000   Citizens Communications Co.+ ....     213,200
     20,000   Deutsche Telekom AG, ADR ........     338,000
     15,000   France Telecom SA, ADR ..........     599,850
     40,229   Qwest Communications
               International Inc. .............     568,436
     30,000   SBC Communications Inc. .........   1,175,100
     10,000   Sprint Corp. - FON Group ........     200,800
      1,000   Telecom Italia SpA, ADR .........      85,500
      7,282   Telefonica SA, ADR+ .............     291,862
     13,500   TELUS Corp. .....................     205,089
      4,500   TELUS Corp., Non-Voting .........      65,544
     24,000   Verizon Communications ..........   1,139,040
    100,000   WorldCom Inc. - MCI Group .......   1,270,000
                                               ------------
                                                 16,662,408
                                               ------------
              WIRELESS COMMUNICATIONS -- 1.1%
     37,180   AT&T Wireless Services Inc.+ ....     534,277
    295,000   mm02 plc+ .......................     371,385
     10,000   mm02 plc, ADR+ ..................     126,000
     25,000   Sprint Corp. - PCS Group+ .......     610,250
                                               ------------
                                                  1,641,912
                                               ------------
              TOTAL COMMON STOCKS ............. 119,315,537
                                               ------------

              PREFERRED STOCKS -- 4.3%
              AVIATION: PARTS AND SERVICES -- 0.1%
              Coltec Capital Trust,
      3,000    5.250% Cv. Pfd. (a) ............     108,275
      2,000    5.250% Cv. Pfd. ................      70,876
                                               ------------
                                                    179,151
                                               ------------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
    SHARES                                          VALUE
  ----------                                     ----------
              PREFERRED STOCKS (CONTINUED)
              BROADCASTING -- 1.0%
     30,000   CVC Equity Securities Trust I,
               6.500% Cv. Pfd. ................$  1,335,000
     10,000   Rainbow Equity Securities Trust II,
               6.250% Cv. Pfd. ................     235,200
                                               ------------
                                                  1,570,200
                                               ------------
              DIVERSIFIED INDUSTRIAL -- 0.0%
     10,000   WHX Corp.,
               $3.75 Cv. Pfd., Ser. B .........      36,000
                                               ------------
              ENTERTAINMENT -- 0.0%
      3,000   Metromedia International Group Inc.,
               7.250% Cv. Pfd. ................      22,500
                                               ------------
              EQUIPMENT AND SUPPLIES -- 0.5%
      9,500   Sequa Corp.,
               $5.00 Cv. Pfd. .................     760,950
                                               ------------
              METALS AND MINING -- 0.1%
      6,000   Freeport-McMoRan Copper & Gold Inc.,
               7.000% Cv. Pfd. ................      93,900
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.8%
     28,000   Sealed Air Corp.,
               $2.00 Cv. Pfd., Ser. A .........   1,160,600
                                               ------------
              TELECOMMUNICATIONS -- 1.8%
        100   Broadwing Communications,
               12.500% Ser. B .................      68,000
     49,600   Broadwing Inc.,
               6.750% Cv. Pfd., Ser. B ........   1,686,400
     22,000   Citizens Communications Co.,
               5.000% Cv. Pfd. ................     979,000
                                               ------------
                                                  2,733,400
                                               ------------
              TOTAL PREFERRED STOCKS ..........   6,556,701
                                               ------------
  PRINCIPAL
   AMOUNT
-----------

              CORPORATE BONDS -- 4.0%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.5%
 $1,000,000   Standard Motor Products Inc.,
               Sub. Deb. Cv.,
               6.750%, 07/15/09 ...............     745,000
                                               ------------
              BUSINESS SERVICES -- 0.1%
    100,000   BBN Corp.,
               Sub. Deb. Cv.,
               6.000%, 04/01/12 ...............      96,750
                                               ------------

   PRINCIPAL                                        MARKET
    AMOUNT                                          VALUE
  ----------                                     ----------
              CABLE -- 0.4%
 $  600,000   Charter Communications Inc., Cv.,
               4.750%, 06/01/06 ...............$    550,500
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
    100,000   Seagate Technology Inc.
               12.500%, 11/15/07 (a)
               12.500%, 11/15/07 ..............     112,500
                                               ------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
    175,000   WHX Corp.,
               10.500%, 04/15/05 ..............      86,625
                                               ------------
              ELECTRONICS -- 0.1%
    200,000   Oak Industries Inc.,
               Sub. Deb. Cv.,
               4.875%, 03/01/08 ...............     179,000
                                               ------------
              ENTERTAINMENT -- 0.3%
    500,000   Mirant Corp.,
               Sub. Deb. Cv.,
               2.500%, 06/15/21 ...............     377,500
    150,000   USA Networks Inc.,
               Sub. Deb. Cv.,
               7.000%, 07/01/03 ...............     149,250
                                               ------------
                                                    526,750
                                               ------------
              ENVIRONMENTAL SERVICES -- 1.6%
  2,500,000   Waste Management Inc.,
               Sub. Deb. Cv.,
               4.000%, 02/01/02 ...............   2,496,875
                                               ------------
              HEALTH CARE -- 0.3%
    500,000   IVAX Corp.,
                Sub. Deb. Cv.,
               5.500%, 05/15/07 ...............     501,875
                                               ------------
              HOTELS AND GAMING -- 0.3%
    600,000   Hilton Hotels Corp.,
               Sub. Deb. Cv.,
               5.000%, 05/15/06 ...............     534,000
                                               ------------
              PUBLISHING -- 0.1%
    100,000   News America Holdings Inc.,
               Sub. Deb. Cv.,
               Zero Coupon, 03/31/02 ..........     138,560
                                               ------------
              TELECOMMUNICATIONS -- 0.1%
    200,000   Williams Communications Group Inc.,
               10.875%, 10/01/09 ..............      83,000
                                               ------------
              TOTAL CORPORATE BONDS ...........   6,051,435
                                               ------------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

   PRINCIPAL                                        MARKET
    AMOUNT                                          VALUE
  ----------                                     ----------
              U.S. GOVERNMENT OBLIGATIONS -- 12.6%
$19,251,000   U.S. Treasury Bills,
               1.630% to 1.790%++,
               01/03/02 to 03/28/02 ...........$ 19,203,448
                                               ------------
              TOTAL INVESTMENTS -- 99.5%
               (Cost $135,401,444) ............ 151,127,121
              OTHER ASSETS AND
               LIABILITIES (NET)-- 0.5% .......     739,668
                                               ------------
              NET ASSETS-- 100.0%              $151,866,789
                                               ============
  --------------
     +    Non-income producing security.
     ++   Represents annualized yield at date of purchase.
     (a)  Security  exempt from  registration  under Rule 144A of the Securities
          Act  of  1933,  as  amended.   These   securities  may  be  resold  in
          transactions   exempt  from   registration,   normally  to   qualified
          institutional buyers. At December 31, 2001, the market value of Rule 144A securities amounted to $220,775 or 0.1% of total net assets.
     ADR - American Depositary Receipt.

--------------------------------------------------------------------------------


     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS
VALUE________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long-term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The Fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE________________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE______________________________
GABELLI SMALL CAP GROWTH FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD) PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GROWTH_______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH____________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation.                     (MULTICLASS) TEAM MANAGED

MICRO-CAP____________________________________
GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK]FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                           TEAM MANAGED: MARIO J. GABELLI, CFA, MARC J. GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH

EQUITY INCOME_______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                                  & MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIAL EQUITY_______________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR_______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

MERGER AND ARBITRAGE_________________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN___________________________________
GABELLI MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH_____________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME_________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET FUND____________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCUATION, ECONOMINC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
              PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

          Gabelli Equity Series Funds, Inc.
           THE GABELLI EQUITY INCOME FUND
                One Corporate Center
              Rye, New York 10580-1422
                    1-800-GABELLI
                  [1-800-422-3554]
                 FAX: 1-914-921-5118
               HTTP://WWW.GABELLI.COM
              E-MAIL: INFO@GABELLI.COM
  (Net Asset Value may be obtained daily by calling
           1-800-GABELLI after 6:00 P.M.)


              BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                PACE UNIVERSITY

Vincent D. Enright              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN
GABELLI & COMPANY, INC.         HALLMARK ELECTRICAL
                                SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                   OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                     DISTRIBUTOR
               Gabelli & Company, Inc.

    CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
         State Street Bank and Trust Company

                    LEGAL COUNSEL
      Skadden, Arps, Slate, Meagher & Flom LLP

------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
------------------------------------------------------------

GAB444Q401SR